Exhibit 99.2

ANSWERS TO FREQUENTLY ASKED QUESTIONS

RELATING TO THE BACK-TO-BACK REVERSE AND FORWARD STOCK SPLIT TRANSACTION

RATIONALE FOR THE TRANSACTION

1.	Why is the Transaction sometimes referred to as a “going private” transaction?

“Going private” is a colloquial term that refers to the suspension of our public reporting obligations under federal securities laws. The transaction (the “Transaction”) will consist of a reverse stock split (the “Reverse Stock Split”) followed immediately by a forward stock split (the “Forward Stock Split” and, together with the Reverse Stock Split, the “Stock Splits”) of the Company’s Class A Common Stock, par value $0.01 per share (the “common stock”) at a ratio of (i) not less than 1-for-700 and not greater than 1-for-800 (the “Reverse Stock Split Ratio”), and (ii) not less than 700-for-1 and not greater than 800-for-1, in the case of the Forward Stock Split (together with the Reverse Stock Split Ratio, the “Stock Split Ratios”), with the exact Stock Split Ratios to be set within the foregoing range at the discretion of the Company’s Board of Directors (the “Board”). After giving effect to the Transaction, we will no longer be subject to any reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the provisions of the Sarbanes-Oxley Act of 2002, as amended, or the rules of the U.S. Securities and Exchange Commission (the “SEC”) applicable to SEC reporting companies. We will, therefore, cease to file annual, quarterly, current, and other reports and documents with the SEC.

2.	How do the Stock Splits work?

If the Board decides to proceed with the Stock Splits, it will then determine the Stock Split Ratios and direct the Company to file with the Secretary of State of the State of Delaware certificates of amendment to our Second Amended and Restated Certificate of Incorporation (the “Charter”) to effectuate the Stock Splits, which would likely occur immediately following the public announcement of the Stock Split Ratios chosen by the Board. At the effective time, a stockholder of record owning immediately prior to the effective time fewer than a minimum number of shares, which, depending on the Stock Split Ratios chosen by the Board, would be between 700 and 800 (the “Minimum Number”), would only be entitled to a fraction of a share of common stock upon the Reverse Stock Split and will be paid cash in lieu of such fraction of a share of common stock, on the basis of $80.00 per pre-split share, without interest (the “Cash Payment”), for each share of common stock held by such holder (the “Cashed Out Stockholders”) immediately prior to effective time of the Reverse Stock Split. The Cashed Out Stockholders would no longer be stockholders of the Company. Stockholders owning at least the Minimum Number of shares immediately prior to the effective time of the Reverse Stock Split (the “Continuing Stockholders”) would not be paid cash in lieu of any fraction of a share of common stock such Continuing Stockholders may be entitled to receive upon the Reverse Stock Split. Instead, under the Forward Stock Split, the shares of common stock (including any fraction of a share of common stock) held by such Continuing Stockholders after the Reverse Stock Split will be reclassified into the same number of shares of common stock as such Continuing Stockholders held immediately prior to the effective time of the Reverse Stock Split. As a result of the Forward Stock Split, the total number of shares of the Company’s common stock held by a Continuing Stockholder would not change due to the Stock Splits.

Based on the Company’s calculations, any Reverse Stock Split Ratio within the proposed range would reduce the number of record holders below 300, which is the level at or above which the Company is required to file public reports with the SEC.

3.	What is the rationale for the Transaction?

We have derived only minimal benefits from being a public reporting company in recent years. Our common stock is not currently traded on any exchange or quoted on any over-the-counter market and therefore, there is limited liquidity in our common stock notwithstanding our status as a public reporting company. In addition, the legal requirements of public reporting companies create large administrative and financial costs for us. The cost savings we expect to realize as a result of the suspension of our reporting obligations under the Exchange Act are approximately $1.6 million per year. We believe that our financial resources and our managerial resources could more effectively be devoted to other purposes.

An additional benefit is that our smallest stockholders (those holding fewer than the Minimum Number of shares), will receive a premium in cash over market prices prevailing at the time of our public announcement of the Transaction, without incurring brokerage commissions.

4.	What is the purpose of the Stock Splits and why does the Company need to do the Forward Stock Split after the Reverse Stock Split?

The Reverse Stock Split allows the Company to reduce the number of record holders of its common stock below 300, which is the level at or above which the Company is required to file public reports with the SEC. This is necessary for the Company to effect the Transaction.

The Forward Stock Split will reclassify whole shares and fractional share interests held by the Continuing Stockholders after the Reverse Stock Split back into the same number of shares the Continuing Stockholders held prior to the Reverse Stock Split. The Forward Stock Split is not necessary for us to reduce the number of holders of record of our shares of common stock and to suspend our reporting obligations under the Exchange Act. However, we have determined that it is in the best interests of our stockholders to effect the Forward Stock Split to avoid the administrative burden and cost associated with cashing out fractional shares of the Continuing Stockholders.

5.	What cost savings does the Company anticipate as a result of the Transaction?

We incur both direct and indirect costs to comply with the filing and reporting requirements imposed on us as a result of being an SEC reporting company. We estimate cost savings of approximately $1.6 million annually after effecting the proposed Transaction, primarily as a result of a reduction in professional fees of lawyers and accountants, and printing, mailing, and other costs that we incur to comply with SEC reporting and compliance requirements. Additionally, we will benefit from the reduction in time spent by our management and employees complying with the requirements applicable to SEC reporting companies, which will enable them to focus more on managing the Company’s businesses and growing stockholder value.

6.	After giving effect to the Transaction, what information does the Company intend to provide to its stockholders?

We intend to continue to prepare audited annual financial statements and periodic unaudited financial statements, including as required pursuant to the covenants contained in our Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A. and stockholders party to the Stockholders Agreement will continue to have the same information rights they had prior to the Transaction.

PROCESS

7.	When will the Transaction be completed?

The Stock Splits will become effective as of the date that we amend our Charter through the filing of certificates of amendment to the Charter with the Secretary of State of the State of Delaware to effectuate the Reverse Stock Split and the Forward Stock Split. Subject to the Board’s ability to abandon the proposed Stock Splits and the Transaction, the Board intends to determine the Stock Split Ratios and effect the Stock Splits as soon as reasonably practicable following the public announcement of the Stock Split Ratios chosen by the Board (but no earlier than the twentieth day following the mailing of the Disclosure Statement to stockholders).

8.	If I own fewer than the Minimum Number of shares of the Company’s common stock, is there any way I can continue to be a stockholder of the Company after the Stock Splits?

If you own fewer than the Minimum Number of shares of our common stock before the Stock Splits, the only way you can continue to be a stockholder of the Company after the Stock Splits is to purchase, prior to the effective time of the Stock Splits, sufficient additional shares to cause you to own at least the Minimum Number of shares at the effective time of the Stock Splits. However, given the limited liquidity in our stock, we cannot assure you that any shares will be available for purchase and thus there is a risk that you may not be able to purchase sufficient shares to achieve or exceed the required Minimum Number of shares. In this instance, you would no longer remain a stockholder after the effective time of the Stock Splits.

9.	Will the Company’s common stock continue to trade after giving effect to the Transaction?

As is the case currently, any trading in our common stock after giving effect to the Transaction would only occur in privately negotiated sales and potentially on an over-the-counter market, if one or more brokers chooses to make a market for our common stock on any such market and complies with applicable regulatory requirements. However, there can be no assurances regarding any such trading. As a result, there will be no readily available stock price quoted to reflect the market value of the Company’s common stock.

10.	When will the Company cease filing the periodic and current reports required by the Exchange Act?

Assuming the Board determines that the proposed Stock Splits will result in us having fewer than 300 record holders of our common stock after the effective time of the Stock Splits, we intend to file applicable forms with the SEC to suspend our reporting obligations under the federal securities laws. We intend to file applicable forms as soon as practicable after the effectiveness of the Stock Splits (but no earlier than the twentieth day following the mailing of the Disclosure Statement to stockholders).

11.	What was the process by which the Board approved the Transaction?

Information regarding the process by which the Board approved the Transaction can be found in the Disclosure Statement attached to the Schedule 13E-3 filed by the Company with the SEC on December 17, 2024. As more fully described in the Disclosure Statement, the Board considered and evaluated whether the Transaction would be in the best interests of the Company’s stockholders and, if so, to develop the specific terms of such a transaction for recommendation to the stockholders. In connection with its review, the Board retained Houlihan Lokey Capital, Inc. (“Houlihan Lokey”), as its independent financial advisor, to provide financial and valuation analyses to the Board in connection with the Board’s evaluation of the Stock Splits, as well as render an oral opinion to the Board (which was subsequently confirmed in writing) that, subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion, as of the date thereof, the cash payment to be received by the Cashed Out Stockholders in the Reverse Stock Split was fair, from a financial point of view, to the Cashed Out Stockholders. After careful consideration, the Board determined, by a unanimous vote of the directors, that effecting the Transaction pursuant to the Stock Splits is in the best interests of the Company’s stockholders and the specific terms of the Stock Splits are fair to both the Cashed Out Stockholders and the Continuing Stockholders.

We encourage you to review the Disclosure Statement, which includes further disclosure regarding the process undertaken by the Board when determining whether to approve the Transaction.

12.	Would disclosure requirements change for investors (e.g., filings pursuant to Section 13(d) and Section 16 of the Exchange Act)?

The Company’s equity holders, including executive officers, are not currently subject to the reporting obligations of Sections 13(d) and 16 of the Exchange Act, so the Transaction will have no effect on the information required to be filed pursuant to those provisions.

13.	Are the Stock Splits subject to a stockholder vote?

Yes, the Company received written consents dated December 16, 2024 approving the Transaction and related Charter amendments by stockholders holding approximately 65.7% of the voting power of all of our stockholders entitled to vote on the matter as of December 13, 2024. No additional action or vote of stockholders is required.

14.	Does this eliminate the possibility of dividends going forward?

Delaware law governs when the Board can declare a dividend. The Transaction does not preclude the payment of dividends in the future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, our business prospects, results of operations, financial condition, cash requirements and availability, industry trends and other factors that the Board may deem relevant. Any such decision will also be subject to compliance with contractual restrictions and covenants in the agreements governing current and future indebtedness.

15.	Could there be any disruption to serving customers or to vendor contracts and payments?

No. We will continue business as usual, and there will be no impact to our customers or vendors as a result of the Transaction.

About Superior Energy

Superior Energy Services serves the drilling, completion and production-related needs of oil and gas companies through a diversified portfolio of specialized oilfield services and equipment that are used throughout the economic life cycle of oil and gas wells. In addition to operations in North America, both on land and offshore, Superior Energy Services operates in approximately 47 countries internationally. For more information, visit: www.superiorenergy.com.

Forward-Looking Statements

This communication contains, and future oral or written statements by the Company and its management may contain, certain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks”, “will” and “estimates,” variations of such words and similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements other than statements of historical fact regarding the Company’s financial position and results, financial performance, liquidity, strategic alternatives (including dispositions, acquisitions, and the timing thereof), market outlook, future capital needs, capital allocation plans, business strategies and other plans and objectives of our management for future operations and activities are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company’s management in light of its experience and prevailing circumstances on the date such statements are made. Such forward-looking statements, and the assumptions on which they are based, are inherently speculative and are subject to a number of risks and uncertainties, including but not limited to conditions in the oil and gas industry, U.S. and global market and economic conditions generally and macroeconomic conditions worldwide, (including inflation, interest rates, supply chain disruptions and capital and credit markets conditions) that could cause the Company’s actual results to differ materially from such statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of the Company, which could cause actual results to differ materially from such statements.

While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the Company’s Form 10-K for the year ended December 31, 2023 and Form 10-Q for the quarter ended September 30, 2024 and those set forth from time to time in the Company’s other periodic filings with the Securities and Exchange Commission, which are available at www.superiorenergy.com. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

Contact:	Joanna Clark, (713) 654-2200

ir@superiorenergy.com, (713) 654-2200

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